UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2004

LARGE SCALE BIOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
(Address of principal executive offices and zip code)

(707) 446-5501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

          On December 17, 2004, the Registrant (and one of its subsidiaries) entered into a loan agreement with Kentucky Technology, Inc. (“KTI”), a for-profit economic development company formed by the University of Kentucky.  The $2.9 million loan has a one and one-half year term, with an initial advance of $1.0 million received on December 20, 2004 and a second advance of $1.9 million to be received on January 14, 2005, subject to certain conditions, including the Registrant’s continued compliance with the terms and conditions of the loan agreement, and KTI’s receipt of a grant from University of Kentucky Research Foundation.  Borrowings under the loan bear interest at 8% and are secured by a first priority lien on the Registrant’s assets located at its Owensboro, Kentucky facility including land, building and improvements; fixtures, machinery and equipment; and certain patented intellectual property and related know-how used at the Owensboro facility.  Use of the borrowed funds is restricted to working capital; repayment of an existing loan from the Kentucky Economic Development and Finance Authority; and acquisition of machinery and equipment to be installed at the Owensboro facility.  The loan contains customary representations and warranties and financial and other covenants.  In addition, the Registrant is subject to covenants limiting transactions with affiliates, additional indebtedness and leases, asset sales, and liens on properties.  The principal balance under the loan is due on June 17, 2006.  All accrued and unpaid interest shall be paid quarterly commencing on March 17, 2005 and each other date that the principal balance of the loan is paid in full.

          Under the loan agreement, the Registrant will allow the University of Kentucky, its professors, researchers and other employees and agents use of the intellectual property subject to the KTI’s security interest, for educational and non-commercial internal research purposes on a non-exclusive, royalty free basis for five years; and access to Registrant ‘s Owensboro facility in connection therewith on reasonable terms and at reasonable times during the term of the loan agreement.  In addition, the Registrant issued to KTI a common stock purchase warrant at an exercise price of $1.42 per share.  The number of shares issuable under the warrant is to be determined according to a formula based on the average daily principal loan balance up to a maximum of 700,000 shares of the Registrant’s common stock.  The Registrant has granted KTI certain registration rights with respect to the shares issuable upon exercise of the warrant.

          The foregoing summary of the terms of the loan agreement and the security interests and liens granted in connection therewith is qualified in its entirety by reference to the Loan Agreement and related exhibits, Promissory Note, Security Agreement and Mortgage; the Common Stock Purchase Warrant; and the Registration Rights Agreement attached hereto as Exhibits 10.1, 4.1, and 4.2, respectively.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

          On December 17, 2004, the Registrant (and one of its subsidiaries) entered into a loan agreement with KTI, with an initial advance of $1.0 million received on December 20, 2004 and a second advance of $1.9 million to be received on January 14, 2005.  The terms of the loan agreement are describe in Item 1.01 above.  The foregoing summary of the terms of the loan agreement is qualified in its entirety by reference to the Loan Agreement and related exhibits, Promissory Note, Security Agreement and Mortgage attached hereto as Exhibit 10.1.

Item 3.02.  Unregistered Sales of Equity Securities.

          In connection with the loan agreement describe in Item 1.01 above, the Registrant issued to KTI a common stock purchase warrant at an exercise price of $1.42 per share.  The number of shares issuable under the warrant is to be determined according to a formula based on the average daily principal loan balance up to a maximum of 700,000 shares of the Registrant’s common stock.  This warrant is exercisable on or after the earlier of July 31, 2006 or the 45th calendar day following the date on which the Registrant repays in full the loan balance, and on or prior to June 17, 2011.  The warrant was offered and sold pursuant to the private placement exception from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The foregoing summary of the terms of the warrant is qualified in its entirety by reference to the Common Stock Purchase Warrant attached hereto as Exhibit 4.1.

          Pursuant to a related registration rights agreement by the Registrant for the benefit of KTI, the Registrant agreed to file a registration statement within 45 days after the earlier of June 17, 2006 or the date on which the Registrant repays in full the loan balance, covering the resales of the shares of common stock issuable upon exercise of the warrant.  The Registrant agreed to cause the registration statement to be declared effective by the SEC as promptly as reasonably practicable after the initial filing date and to maintain the effectiveness of the registration statement for 2 years following its effective date.  The foregoing summary of the terms of the registration rights agreement is qualified in its entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 4.2.

Item 8.01.  Other Events.

          On December 23, 2004, we announced that Large Scale Biology Corporation (“LSBC”) entered into a $2.9 million loan agreement with Kentucky Technology, Inc., a for-profit economic development company formed by the University of Kentucky.  These funds are intended for further development and commercialization of LSBC’s technologies for plant-made pharmaceuticals and enhancement of collaborative programs between the University of Kentucky and LSBC.  A press release relating to this announcement is furnished as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title or Description

4.1	Common Stock Purchase Warrant dated December 17, 2004 issued by the Registrant to Kentucky Technology, Inc.
4.2	Registration Rights Agreement dated December 17, 2004 between the Registrant and Kentucky Technology, Inc.
10.1	Loan Agreement and related exhibits, Promissory Note, Security Agreement and Mortgage dated December 17, 2004, between the Registrant and Kentucky Technology, Inc.
99.1	Press release issued on December 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: December 23, 2004	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron
Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

4.1	Common Stock Purchase Warrant dated December 17, 2004 issued by the Registrant to Kentucky Technology, Inc.
4.2	Registration Rights Agreement dated December 17, 2004 between the Registrant and Kentucky Technology, Inc.
10.1	Loan Agreement and related exhibits, Promissory Note, Security Agreement and Mortgage dated December 17, 2004, between the Registrant and Kentucky Technology, Inc.
99.1	Press release issued on December 23, 2004